United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8820
                                   ---------------------------------------------

                           The Markman MultiFund Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

    Robert J. Markman, 6600 France Avenue South, Minneapolis, Minnesota 55435
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: (952) 920-4848
                                                    ----------------------------

Date of fiscal year end:    12/31
                          --------

Date of reporting period: 12/31/08
                          --------

Item 1.  Reports to Stockholders.

                                                               Markman
                                                        GLOBAL BUILD-OUT FUND
                                                      --------------------------
                                                      Investing in the Companies
                                                        Constructing the World


                                  Markman Funds
                            12.31.2008 Annual Report


             Markman
        CORE GROWTH FUND
      ---------------------
          A Value-Added
      Large Growth Strategy

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                                                                 Markman
                                                             CORE GROWTH FUND
                                                           ---------------------
                                                               A Value-Added
                                                           Large Growth Strategy

                                                                         [PHOTO]

--------------------------------------------------------------------------------
Dear Fellow Shareholders,
--------------------------------------------------------------------------------

As the old saying goes, "In the Land of the Blind, the one eyed man is king." That may be the best way to frame a discussion of our results for 2008. Relatively speaking, we had another very successful year, once again landing in the top decile of our Large Cap Growth Fund peer group. What's more, for the sixth year in a row the Fund achieved an after-tax return better than both the S&P 500 and Russell 1000 Growth Indices. Additionally, we again bested the average returns of our respective Morningstar and Lipper Large Cap Growth Fund categories. Our one, three, five and ten year performance places us among the best performing funds in our class.

But that is not really the point. We still lost money in 2008--a lot of money. I know that is not a surprise. The fact that the vast majority of other growth funds performed more abysmally does not mitigate the pain of our poor absolute performance, no matter how the relative numbers look. You can't eat relative returns.

I want you to know, right up front, that while other managers or advisors may be happy to report excellent 'relative' returns, I do not. No one can guarantee positive results, especially in markets that are entering uncharted territory, so I do not want to appear unrealistically promissory. I do want you to know that, well before 2008 ended, our tactics and strategy shifted to give us better capital preservation potential. I will discuss this in greater depth later in this report so that you will have a full understanding of what this fund may do and what role it may play in your portfolio.

A Review of Our Year: Actions and Reactions

I confess to being as surprised as any at the speed and severity of the downdraft at the beginning of the year. We began the year with a relatively heavy weighting in financials. With the market going down in big chunks almost daily, I expected some sort of countertrend rally at a number of points. Thus, I did not get out of the way of the speeding train as quickly as I would, in hindsight, have liked. On the contrary, I even attempted to 'bottom fish' in some of the beat up financials before I realized that the area had indeed become too toxic to touch.

In addition, the overall market panic also struck heavily at companies that had little, if anything, to do with the storms caused by the financial melt-down and the energy melt-up. For example, in just the first five weeks of the year Apple, our largest holding, dropped a sickening 38%. Maddeningly, nothing in Apple's fundamentals had weakened. If anything, we continued to get indications that the company's business was just getting stronger and stronger. Nevertheless, that kind of short term decline is enough to shoot a hole in any portfolio.


                                    [PHOTOS]

================================================================================
Top Ten Holdings
by Market Value 12.31.08
                                                                      percent of
                                                                      net assets

Apple                                                                      5.43%
--------------------------------------------------------------------------------
Markman Global Build-Out Fund                                              4.86%
--------------------------------------------------------------------------------
United Health Group                                                        4.11%
--------------------------------------------------------------------------------
Delta Airlines                                                             4.03%
--------------------------------------------------------------------------------
Pfizer                                                                     3.84%
--------------------------------------------------------------------------------
CME Group                                                                  3.81%
--------------------------------------------------------------------------------
Raytheon                                                                   3.74%
--------------------------------------------------------------------------------
Direxionshares Large Cap Bear                                              3.56%
--------------------------------------------------------------------------------
Monsanto                                                                   3.44%
--------------------------------------------------------------------------------
Verizon                                                                    3.32%
--------------------------------------------------------------------------------
Total in Top Ten                                                          40.14%

Information about the Funds holdings, asset allocation, or country diversification is historical and is not an indication of future portfolio composition which will vary.
================================================================================

These were among the factors that led to a very disappointing first quarter performance. By March 31, the Fund was down 17.25%, well below the market averages and our peer groups. But, as I noted in the 2007 Annual Report, it's OK to be wrong, but it's not OK to stay wrong.

Tailwinds, Not Headwinds

So we walked our talk in the second quarter, moving away from sectors and companies in the financial and retail sectors that continued to face headwinds and toward companies that benefitted from what seemed to be the continuing tailwind of global growth.

We made additions to our agriculture, energy and global build-out positions. We also fine-tuned our financial exposure (selling banks and brokerages while buying MasterCard and Visa--two 'financials' that actually benefit from consumer pressures). Lastly, we stood our ground in selected holdings like Apple, believing that the fundamentals of the company were not only sound, but actually were improving. These moves helped the Fund to return a solid 9.08% in the second quarter, placing us among the top performers in the large cap growth space. This was particularly impressive given the continued market malaise and the fact that most of the market averages were actually down for the quarter.

The net result was that we got to mid-year with only a single digit decline, and the expectation that the second half of 2008 would be a lot better than the first half of the year.

Then Back to the Drawing Board

As it turned out, the third quarter was when all hell broke loose. Oil prices skyrocketed to $145 per barrel by mid-July, only to begin a dizzying decline soon thereafter. The entire commodity/natural resource/agriculture complex plunged 30-50%, contributing to significant underperformance in the portfolio through September.

By the third week in September, the data we were getting on the economy began to indicate that we were confronting something very different from that which had been anticipated by most market participants. I thought I'd reprint a portion of an email I sent out on October 3 to Separate Account Clients of Markman Capital. It clearly explains what my thinking was at that time:

It Doesn't Look Good.

I have written to you recently about Warren Buffet's recent moves, the "bailout" plan, and the markets. As you know, I have been hopeful that we had seen the worst and that there were signs that better days in the markets, while not imminent, were not too far off in the distant.

I can no longer, with any honesty or assurance, make that case.

This past week has produced indicators or 'tells'--in the parlance of the poker world--that simply cannot be ignored. I think it was revealing--and enormously surprising--that the market actually declined substantially this week on the two days that the Senate and the House successfully voted passage of the emergency legislation. Wasn't this supposed to calm the markets?

My take is that the concerns of the markets have moved beyond any one piece of Washington legislation. There is an increasing sense that the credit crisis is, indeed, poisoning the well globally, and across a wide range of industries. And that the healing process will take longer, and be more painful, than many had expected even a few weeks ago.

There have been a number of times over the past five years when I've discussed the current crises of the day. A year never seemed to go by without some threat of imminent doom for reasons we now don't even remember. In evaluating whether the economy would pull through, I had always come back to the bottom line perception that the U.S. is a consumer based and consumer led economy. As long as Mr. and Mrs. Middle America were working, and were confident in their paychecks, they would march off to the mall, Home Depot, and the car dealership and spend the economy back on track. It has happened time and again, proving the worry-warts of the moment wrong in numerous instances.

I think we all realize that scenario is simply not in the cards this time around.

Instead of stable full employment, we have rising unemployment. Wages are stagnating. Most importantly, credit is contracting. Credit cards are maxed out, credit lines are being cut, and the ATM that our homes represented to many is simply not available as it was over the past five years.

The consumer, far from being a rescuer as in the past, is now part of the problem. Here we are in October, unemployment is rising and credit is contracting: can you imagine how devastating the Christmas retail season is likely to be? We know that a large percentage of yearly profit in retailing comes in the last quarter of the year. In an already strained year, if this next quarter is especially bad, we will experience an additional negative shock wave on top of those we are already experiencing.

We must do everything--intelligently--that we can do to stabilize our accounts.

We strongly disagreed with most pundits who were advising investors not to panic and to 'stay the course,' and felt it was time to roll up our sleeves and go to work. We quickly made a number of changes in the Fund's portfolio: we increased cash, reduced holdings that we thought entailed the greatest risk, and began to make greater use of Exchange Traded Funds (ETFs) that enabled us to easily hedge both the broad market and selected sectors of the market. The extreme volatility in the October/ November period, during which time the markets fluctuated on average in a 5% range per day from high to low (not to mention the number of 9% intraday swings) convinced us that rapid trading responses using these techniques and vehicles was the wisest course to take. To put that volatility into perspective: The market fell only 5% in the first trading day after 9/11 and we thought--at the time--that was a real big deal. Now, well it's just another day of volatility.

Our turnover rose and expenses increased during this period, but the net result was that--from October 3 through the end of the year--The Markman Core Growth Fund actually gained about 1% while the S&P lost an additional 18%. So I believe--and trust you concur--that the extra expense was money well spent.

Going forward, I will continue to implement these tactics to try to preserve capital in the coming difficult period while also remaining sensitive to moves that could contribute to upside returns.

How We See the Landscape in the Year Ahead.

"The Object in Life is not to be on the side of the majority, but to escape finding oneself in the ranks of the insane."

                                                               --Marcus Aurelius

It's bad. And it's going to get worse. This is not your run-of-the-mill recession or short-term economic crisis. Our leaders, though they may speak in measured tones and confident voices, are operating completely outside the realm of anyone's experience or expertise. The fact is no one knows exactly what to do or what will happen. All the prescriptions being offered are, essentially, entirely experimental. The troubled economy is a patient in a giant clinical trial for a treatment of a mystery illness with no currently known cure.

As I said, this is a recession of a nature that no current market participant has ever been through (unless you're a 98 year old broker who worked during the 1930's). There are very real differences between normal business cycle recessions and a recession brought on by a financial crisis. The latter is much more severe in the depth and persistence of decline. Unfortunately, it is the latter--a recession brought on by a financial crisis--that we are now in.

Unless you've been living in a cave for the past six months, you've already read and heard all you probably want to on this subject. It is important, though, to discuss and understand what lies at the very heart of what we face so that we can have the best chance at a positive investment outcome in 2009 and beyond.

The Great Unwinding

We are currently in the midst of a great unwinding of an enormous credit bubble. For the past thirty years, consumers and business have steadily taken on more and more debt. In the early 1980's the national savings rate was about 12%. Since then it has slowly but steadily declined to zero. Along the way, many old timers and curmudgeons sounded the alarm but were silenced by the theory that even though we were not saving in the way we had in the past, our net worth was increasing substantially in any case due to increasing home and stock portfolio values. The size of the nest egg, not the money flowing into it, was what mattered most. That was the 'new' savings. We now know how that worked out.

Over the past decade especially, in order to fund the increasing levels of consumer spending, many Americans added to credit card debt and used their homes as an ATM. The feeling was that increasing asset values would help ameliorate or put off the day of reckoning when the debts would come due. The catch: asset values had to stay high and keep increasing. In reality, few could conceive of any other outcome. Well, that feel-good theory has now been totally discredited with implications that are deep and far-reaching.

So now we are entering an extended period where the consumer will be forced to save by actually putting aside dollars from income. No longer will we be spending 100%+ of what we earn. If there is one thing you can be entirely certain of over the next few years is this: the American consumer will spend less. This simple conclusion becomes a frightening predictor when you consider that some 70% of our economy is tied to consumer spending. In that light, how can any analyst begin to make predictions of what companies may earn over the next few years? That exercise has quickly morphed from what had always been informed guesswork to complete fantasy writing.

We will soon be feeling the full effects of the credit squeeze on the marginal consumer. Credit card companies are reducing lines of credit and imposing more stringent repayment terms. Those last marginal dollars of spending are being removed from the system. In addition, rising concerns about employment prospects are putting the break on many folks' spending plans. As we began to see this past holiday shopping season, consumers may be going to the malls, but they are spending much less. Investment types like to point to the decrease in interest rates as a potential spur to spending. What they forget as they inhabit their gilded ivory towers is that it doesn't matter what interest rates are: you can't spend what you don't have and you won't spend what you think you may need tomorrow to survive. There are also the unintended consequences of lower interest rates, one of which is that many prudent older folks who never speculated in the market and kept most of their money in CD's and money markets will now have to suffer significant declines in their interest income. That can't help the economy.

The New Ickonomy: Welcome to the Frugal Future

Even prosperous, prudent, solvent Americans can unwittingly contribute to the unfolding economic slowdown, making the recession far deeper than first expected. There is a concept that economists call "The Paradox of Thrift." Thrift, of course, is good. But what this concept highlights is that what is good for an individual, can, collectively, ignite or prolong a recession. Here is how it works: You're losing money in the market. You hear scary economic news. Unemployment is rising. In reality, you may be very secure financially, but you decide to eat out a couple of times less a month. You defer that car purchase for just a few extra months. You buy one necktie instead of two. You don't buy popcorn at the movie, or don't order dessert at the restaurant. These are all small, prudent thrift decisions. In isolation they seem insignificant. But multiplied by tens of millions of consumers over a longer period of time and you can see how business can inexorably slow down more than one might otherwise expect.

================================================================================
Top Five Weighted Sectors
by Market Value 12.31.08
                                                                      percent of
                                                                      net assets

Health Care/Medical                                                        20.9%
--------------------------------------------------------------------------------
Financial Services                                                          8.1%
--------------------------------------------------------------------------------
Agriculture                                                                 6.7%
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Telecommunications                                                          6.1%
--------------------------------------------------------------------------------
Leisure                                                                     5.4%
--------------------------------------------------------------------------------
================================================================================

================================================================================
                                 Portfolio Data

Morningstar Category:                                           Large Cap Growth
--------------------------------------------------------------------------------
Lipper Category:                                                Large Cap Growth
--------------------------------------------------------------------------------
Five Year Beta
   vs. Russell 1000 Growth Index:                                            .83
   vs. S&P 500 Index                                                         .89
--------------------------------------------------------------------------------
Five Year Alpha
   vs. Russell 1000 Growth Index:                                           4.59
   vs. S&P 500 Index                                                        5.22
--------------------------------------------------------------------------------
Average Market Cap:                                               $21.31 billion
--------------------------------------------------------------------------------
================================================================================

Changing views of prudent debt also make expectations of a housing recovery slim for the foreseeable future. We sometimes forget how much of the acceleration in home prices was directly attributable to easy credit. When homes could be bought with 10% or 5% or 0% down, people could afford to pay higher prices. While the government is trying to help the housing market by lowering mortgage rates, that does not address the down payment question. Just how affordable is that $500,000 home when the down payment required changes from $25,000 (5%) to $100,000 (20%)? As we go back to the 'old days' of 20%+ down, people simply will not have the liquid dollars to pay for the large homes we had become accustomed to.

The overarching question I have yet to see an answer to is this: How do we quantify the inevitable contraction in demand due to the fact that consumers will now have to save before they buy?

Corporate spending will also be reduced in 2009. We know there is a lot of excess capacity, which means that corporations will not be investing to increase capacity even if things begin to pick up. As Americans spend less, imports will be reduced, which will have an enormous impact on foreign markets that depend on the U.S. for export growth. We are already seeing the dark downside to the previously sunny story about global interconnectedness.

The bottom line is this: Getting out of debt is never easy, always painful. It always takes longer than one would like, and usually requires that we give up and re-think previous assumptions. You know this is true on the personal level. It is equally true of us as a nation.

Government to the Rescue!

I don't care to talk dogma or political philosophy. Even the most conservative, small government-minded among us recognize that some government action and intervention will be needed to reduce the negative impact of the unfolding crisis. Nevertheless, many are getting carried away with hopes that that the new administration will be able to wave a magic wand and make things better. Yes, they do need to spend enormous amounts of money. And yes, it will have some beneficial effect. But if that was all we needed to heal the economy, the Great Depression would have ended in 1936 and all the socialist and communist countries around the world would have already spent themselves to prosperity instead of bankruptcy.

True, lasting prosperity is only achieved when the private sector innovates and creates jobs. As we are a long way away from that point, we can only expect the trillion dollars spent by the government to serve as little more than life support as the private sector shrinks back down to its rationalized size. This is one more reason to be skeptical of those pundits who urge you to buy and stay the course by raising the hope of a significant market recovery in 2009.

How We Are Going to Approach Investing in the Year Ahead.

"The dogmas of the quiet past are inadequate to the stormy present. The occasion is piled high with difficulty and we must rise to the occasion. As our case is new, so must we think anew and act anew. We must disenthrall ourselves, and then we shall save our country."

                                                               --Abraham Lincoln

What We're Watching.

Many stories in 2009 will vie for our attention. The volume and intensity of coverage may not always be indicative of the importance of the story. Here is a short list of things that I want to be sure to understand and be on top of:

o DEFLATION: This is truly the monster in the closet. We run a significant risk of tumbling into a deflationary spiral--the nightmare scenario for everyone. One can easily see how this might unfold. Times are tough so you (or a business) put off a purchase. Sellers, seeing this, discount prices to get you to buy. You see that prices this month are less than last month so you decide to wait a while longer in hopes that you can get an even lower price. The seller, getting more desperate, lowers prices further to inspire you to move, but you just react the same way. It's a deadly spiral that is extremely difficult to break once it takes hold.

      Lower prices might sound welcome, but consider the pain they cause: as asset prices decline, everyone who owes money on anything--cars, homes, business equipment--find themselves having to pay off a loan that could well be larger than the current value of the asset. Think of homeowners who find themselves 'upside down' on the mortgages; then project that to the entire economy. Yes, it's a scary, nightmare scenario.

o INFLATION: I know this seems contradictory: how can one worry about deflation and inflation. Well, in reality we are not actually worrying about them at the same time. Deflation is first on deck. But the very same medicine that will be used to fight deflation--the flooding of the economy with money--is exactly what may well cause a significant bout of inflation at a later point. Like I noted earlier: Who knows! To a great extent we are in uncharted waters. But it bears watching as we look to allocate dollars to investments that may be particularly sensitive to these things.

o STATE GOVERNMENT INSOLVENCY: Many state and most local governments have balanced budget directives; they cannot opt for deficit spending like the federal government can. Increased unemployment and other needed social services during the recession will be making demands on state coffers unlike anything we've seen in a generation. At the same time, with less money coming from income and property taxes, revenue will plummet. As always, California leads the nation and we can see the strains that are already developing.

o GEOPOLITICAL CRISIS: As I write this, the price of a barrel of oil is meandering in the $40's. Compared to the $145 price six months ago, this would be nirvana were it not reflective of a weak economy. The potential problem may arise with the 'bad guys.' Both Russia and Iran need oil prices well above $60-70 per barrel to fund their budgets. $40 oil--let alone lower prices!--would be an absolute economic disaster. One might say, 'couldn't happen to a couple of nicer guys,' but we shouldn't be too cavalier or enjoy more than a few moments of schadenfreude. These are two dangerous, amoral regimes. Who knows what mischief they could/would create to help pump up the energy market. If and when that happens it will not be good news for the global economy.

Learning from Experience

Everyone knows that 2008 was a disaster year for investors. What will no doubt come as a surprise is that there were just as many up days as down days. Yet the markets declined 40%! While I would never want to use one year's statistic as the basis of an entire philosophy, it's about time that more attention is paid to what happens on the down days. Wall Street shills (what I call the 'Financial/Industrial Complex') have spent a lot of time warning us not to try to time the market. "Miss out on the ten best days," they say, "and look how your return diminishes. Hang in there, kiddo!" I'm shocked that the SEC doesn't require them to show at the same time what your result would be if you missed out on the ten worst days. Let me tell you, every study I've seen clearly demonstrates that avoiding the worst days creates far more value than missing the best days would take away.

Do I take that to be a reason to try to time the market? No, not really. Timing 'the market' is difficult and, for most, may never produce the intended results. But that does not mean that we should needlessly embrace risk and volatility just to prove that we are 'not timing the market.' All of the full spectrum objective data shows that, over the long haul, the key to success is keeping your capital reasonably intact. In other words, avoid unnecessary downdrafts in your portfolio. It is on this point that I think the Financial-Industrial Complex failed investors in 2008.

The Death of Buy and Hold?

"Those that are not angry at things they should be angry at are fools."

                                                                     --Aristotle

I am mad as hell at all the 'stay the course' buy and hold humbug that has been fed to the investing public over the past few months. The mutual fund industry, in my opinion, is so dogmatic, so religiously tied to this principal that even the past years' carnage hasn't caused them to change their tune. If this same one piece of advice is always the answer, is it really of value? Can they truly mean that there is never a time to not stay the course?

They talk about the wisdom of investing for the long term and not trying to time the market; they would better serve their customers if they pondered on what the legendary economist (and enormously successful investor) John Maynard Keynes wrote: "The long run is a misleading guide to current affairs. In the long run we are all dead. Economists set themselves too easy a task if in tempestuous seasons they can only tell us that when the storm is past the ocean is flat again."

Is it not reasonable to assume that from time to time--maybe even just once in a generation--we may confront an environment that causes us to re-evaluate long held assumptions? That perhaps moving to the sidelines until the dust settles may be a responsible reaction? That hedging long positions may, indeed, be prudent? I think, and I believe that most investors think, the answer is yes.

We must adapt. More than a century ago Charles Darwin wrote, "It is not the strongest of the species that survives, nor the most intelligent. It is the one most adaptable to change." Adaptability has always been the strategic imperative for biological entities in a natural ecosystem. Today, it is the strategic imperative for market participants in the evolving financial ecosystem.

In addition, sometimes the worst advice comes from those experienced hands with the greatest historical memory. They have tendency to try to identify patterns and relationships that may no longer be valid. Yet they are blinded to these changes by the strength of their institutional memory and depth of their data sets. One simple but compelling example was illustrated at the end of 2008 when the Wall Street Journal listed six well-known companies whose stocks did well in the 2001 bear market, then looked to see how these 'defensive names' did in 2008 (through 12/28). The results are very interesting:(1)

                                              2001 Return            2008 Return

Avon Products                                       -2.9%                 -42.6%
--------------------------------------------------------------------------------
Sara Lee                                            -9.5%                 -41.3%
--------------------------------------------------------------------------------
PepsiCo                                             -1.8%                 -28.1%
--------------------------------------------------------------------------------
Pfizer                                             -13.4%                 -24.8%
--------------------------------------------------------------------------------
Con Edison                                          +4.8%                 -21.6%
--------------------------------------------------------------------------------
Johnson & Johnson                                  +12.5%                 -12.2%
--------------------------------------------------------------------------------
AVERAGE                                            -1.72%                -28.43%
--------------------------------------------------------------------------------


================================================================================
Morningstar Star Ratings Large Cap Growth Catagory 12.31.2008

      o     Three Years Five Stars (out of 1507 funds)     *  *  *  *  *

      o     Five Years Five Stars  (out of 1243 funds)     *  *  *  *  *

      o     Ten Years Three Stars  (out of 608 funds)      *  *  *

      o     Overall Four Stars     (out of 1507 funds)     *  *  *  *

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.

The top 10 percent in a category receive five stars, the next 22.5 percent receive four stars, and the next 35 percent receive three stars, the next 22.5 percent receive two stars and the bottom 10 percent receive one star. (Each share class is counted as a fraction of one fund within the scale and rated separately, which may cause slight variation in the distribution percentages.) Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance, and are subject to change every month. They are derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.
================================================================================

(1)   "Defensive Stocks Loose Luster," Wall Street Journal, December 29, 2008

So much for buying and holding 'defensive' stocks when times get tough. Think about that next time you read a magazine article entitled "Stocks to help you get through a bear market."

The Benefits of Active Trading

"As soon as you think you've got the key to the market, they change the lock."

                                                                 --Joe Granville

As you know, I've always believed active trading can be an important tactical tool. Over the years, the hard evidence of results has convinced us that we are on the right course. The rationale behind the strategy is partly a recognition that markets change and thus effective portfolio management dictates that the composition of the portfolio must change as well. But it is also recognition of the fact that all investors are fallible. We all make mistakes. How we deal with those mistakes is what makes the difference. The great investor Bernard Baruch put it best when he said, "If an investor is correct half the time, he is hitting a good average. Even being right three or four times out of ten should yield a person a fortune if he has the sense to cut his losses quickly on the venture where he is wrong."

There's no need to name names, but all of us in the investment world are well aware of the unusually large number of legendary fund managers who have destroyed records they spent their entire career building, simply by not being open to being wrong and making the necessary changes quickly. But in the end, it is not about the manager, but you, the shareholder. You are the one who has a right to expect that your manager will do his best every year and not just 'coast' in a bad year, holding your hand until the market turns. Again, let me be clear: when I say 'do his best' I do not want to infer perfection or even that the results will always please you. It is more a statement of intent than a promise of result. Then again, results without intention are just random events.

A Day in the Life

If you've been reading my scribblings over the past several years, you know the importance I place on you, the shareholder, knowing what and why I do what I do. So let me get specific and give some examples of events, thoughts and processes that contribute to the superior relative results we have achieved, and hope to continue to achieve, though of course I can give no assurances or guarantees.

o There will be times of increased market volatility (both upside and downside) when there may be very large daily moves in a sector. We can attempt to add value by capturing at least part of those moves by using trading vehicles such as leveraged ETFs. We may buy and sell these positions in one day, or perhaps hold them for as long as 48 hours. While not every position works out the way we like, more often than not they turn out to be small short term 'gifts' the market offers to those who are in a position to and willing to take them.

Comparative Growth
of a $10,000 Investment
Since Inception 1/28/95*

                                 Average Annual
                                 Total Returns*

                                                         1 Year         5 Year
MTRPX*                                                  (34.37%)         1.70%
--------------------------------------------------------------------------------
S&P 500 Index                                           (37.00%)        (2.19%)
--------------------------------------------------------------------------------

                                  [LINE CHART]


           Past performance is not predictive of future performance.

Comparative Growth
of a $10,000 Investment
Since Operation of Fund as
Core Growth Fund 1/1/03

                            Total 2003-2008 Returns
                                   Annualized

                     S&P 500                       MTRPX*
--------------------------------------------------------------------------------
                       2.38%                        7.81%
--------------------------------------------------------------------------------

                                  [LINE CHART]

           Past performance is not predictive of future performance.

      Inception of Class I shares was 1/28/95.

* Performance numbers for all periods prior to December 30, 2002 are those of the Markman Moderate Allocation Portfolio, the Markman Core Growth Portfolio's performance predecessor.

      The performance of the Fund above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Comparisons Against Market Indices and Fund Peers

Average Annual Return of Markman
Core Growth Fund* for period ending 12.31.2008

                                  [BAR CHARTS]

================================================================================
                 One Year         Three Year          Five Year        Ten Year
--------------------------------------------------------------------------------
MTRPX            (34.37%)          (4.11%)              1.70%           (1.01%)

S&P 500
Index            (37.00%)          (8.36%)             (2.19%)          (1.38%)

RUSSELL
1000 Growth
Index            (38.44%)          (9.11%)             (3.42%)          (4.27%)

Morningstar
Large Cap
Growth           (40.90)           (10.57)             (7.22%)          (3.30%)

Lipper
Large Cap
Growth           (41.89)           (10.88)             (3.96%)          (3.00%)

================================================================================

================================================================================

Category Rankings

                       One Year       Three Year       Five Year        Ten Year

Morningstar                 8th              2nd             3rd            29th
                     percentile       percentile      percentile      percentile
--------------------------------------------------------------------------------
Lipper                      8th              2nd             3rd            28th
                     percentile       percentile      percentile      percentile

================================================================================

MTRPX Gross Fund Expenses for 2008                                         3.13%
--------------------------------------------------------------------------------
MTRPX Net Fund Expenses for 2008                                           3.13%
--------------------------------------------------------------------------------

The returns shown above are those of MTRPX Class I Shares, the Fund's oldest share class.
================================================================================

      The Russell 1000 Growth Index measures the performance of those stocks in the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Morningstar Large Cap Growth--Funds that invest in big U.S. companies (stocks in the top 70% of the capitalization of the U.S. market) that are projected to grow faster than other large cap stocks. Growth is defined based on fast or high growth rates for earnings, sales, book value and cash flow, and high valuation based on price ratios and low dividend yields. Most of these portfolios focus on companies in rapidly growing industries.

      Lipper Large Cap Growth--Funds that by portfolio practice invest at least 75% of their equity assets in companies with a market capitalization greater than 300% of the median market cap of the S&P Mid-Cap 400 Index. These funds normally invest in companies with earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index and will have above average valuation ratios compared to the U.S. diversified large cap funds universe. 770 funds are in the catagory as of 12/31/08.

      The S&P 500 Index, a market capitalization-weighted unmanaged index based on the average weighted performance of 500 widely held common stocks. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

      Past performance is not a guarantee of future results.

      The investment returns and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.


* Average annual return is calculated to include reinvestment of all income dividends and capital gains distributions.

o Sometimes news or events will cause a stock to shoot up in price over the very short term. Often those 'pops' are digested and the stock falls back a bit to more accurately reflect the company's prospects. We may sell into that pop and later buy back the shares at hopefully a lower price. Not a big deal, but it adds up over time.

o The reverse of the above sometimes happens as well. A stock will hit an air pocket and gap down for any number of short term reasons. We may take a position, or if we already own it, add to a position in the expectation that the stock will soon move back to its prior level.

o Weekends in 2008 regularly brought market moving developments, both good and bad. In the course of the year we took special care not to go into a weekend leaning too heavily one direction or the other. This necessitated selling often on Friday and buying back in on Monday. Sometimes it turned out to be a prudent move. Other times it was a cost--a hedge against unknown events.

o There have been, and will no doubt continue to be, times when I am just confused and confounded by a stock, a sector, or the overall market. I've learned over the years that when that happens it is often wise to sell at least a portion of my positions, step back, and get my bearings. Often nothing of significance happens. So I buy back, and go on my merry way. It always helps me do a better job for you over time. Other times, this tactic has allowed us to sidestep a risk we might not have otherwise avoided.

o There have been many times over the years when my fundamental research has led me to a conclusion that 'the market' simply disagrees with. I try not to be bullheaded about this. The only thing that counts is what the market is saying. Sometimes I am forced to slink away in humiliation; other times the market forces me humbly back to the table. What I won't do is use your money to fight Mr. Market. He is bigger and tougher than we are.

Please understand that these things sound clearer and simpler on paper than they are in real life/real time. Usually there is a lot of smoke, dust and noise around every decision and little is clear cut.

I also want shareholders to understand that these tactics, this active trading, does increase the cost of running the fund--a cost you, the shareholder bear. (Although with declines in commission rates we've seen in the industry over the past decade, this argument holds far less water than it did a generation ago.) In defense of these additional costs, I point out that all the return information you ever see is after all of these costs. So while I cannot guarantee results into the future, I can point out that our results have more than justified these extra costs thus far.

The most impactful result of this strategy may be how it clears our thinking to help better identify the next market leaders. Too strict adherence to buy and hold strategies often results in investors holding past market leaders after major changes have occurred. Getting back into the best performing stocks in a bull market is far more important that being 'in' the market at the very beginning of the next bull run.

If You're so Smart, Why Doesn't Everyone Do This?

I read the explanation above, and it makes sense to me. I expect it resonates with most of you as well. So why do we not hear more of this from the Financial/Industrial Complex? I think there are two overarching reasons: SIZE and TEMPERAMENT.

The simple fact is that even if you agreed with the tactics I outlined above it would be impossible to implement them with portfolios of many billions of dollars. In the financial markets, just as in business and war, tactics and strategy are often an outgrowth of size. I may be able to move in and out of a position in minutes or hours; some financial firms could take months to do the same. Thus our size dictates what we see as opportunities.

But why should the fact that XYZ Fund Company has $200 billion to manage impact you? You're a small investor; it is simple good sense to let your size work to your advantage, enabling you to do things and create value that the big boys can't.

Let's face it: the pools of money that the Financial/Industrial Complex manage are huge. Even if their life depended on it, they could not move with the speed many investors feel is needed in today's market. So naturally, given their circumstances, they embrace buy and hold, low trading strategies as the best, if not only, way to go. To put a new spin on an old adage: 'If every problem looks like how to invest $100 billion, every solution looks like buy and hold.'

Temperament is also a driving factor in these decisions. You'll note that a number of the trading tactics mentioned above are driven by our acknowledgement that we do not know everything, that we are prone to errors, both emotionally and intellectually, and that humility can be a powerful force to help us keep our equilibrium. Does any of that sound like the face of the power players of the Financial/Industrial Complex? One day of cable business news is enough to convince you that certainty, not doubt; aggressiveness, not flexibility; macho posturing, not humility is the coin of the realm.

But that's OK. They are who they are, and it doesn't mean they are bad people. It does, though, present us with an opportunity to construct a variant strategy that helps us to benefit from their dysfunction.

                                    [PHOTOS]

--------------------------------------------------------------------------------
Portfolio of Investments: Markman Core Growth Fund December 31, 2008
--------------------------------------------------------------------------------

              Shares                                               Market Value
COMMON STOCKS -- 86.0%
HEALTH CARE/MEDICAL -- 20.9%
   50,700 UnitedHealth Group, Inc.                                $   1,348,619
   70,920 Pfizer, Inc.                                                1,255,993
   25,000 Teva Pharmaceutical Industries Ltd. - ADR                   1,064,250
   19,200 Quest Diagnostics, Inc.                                       996,672
   22,500 Cerner Corp.*                                                 865,125
   11,850 Express Scripts, Inc. - Class A*                              651,513
   36,000 PetMed Express, Inc.*                                         634,680
                                                                  $   6,816,852
FINANCIAL SERVICES -- 8.1%
    6,000 CME Group, Inc.                                         $   1,248,660
    5,000 MasterCard, Inc.                                              714,650
   13,100 Visa, Inc. - Class A*                                         687,095
                                                                  $   2,650,405
AGRICULTURE/FOOD PRODUCTS -- 6.7%
   16,000 Monsanto Co.                                            $   1,125,600
   31,000 The Mosaic Co.                                              1,072,600
                                                                  $   2,198,200
TELECOMMUNICATIONS -- 6.1%
   32,100 Verizon Communications, Inc.                            $   1,088,190
   32,000 AT&T, Inc.                                                    912,000
                                                                  $   2,000,190
LEISURE -- 5.4%
   17,000 McDonald's Corp.                                        $   1,057,230
   30,000 Carnival Corp.                                                729,600
                                                                  $   1,786,830
CONSUMER ELECTRONICS -- 5.4%
   20,825 Apple, Inc.*+                                           $   1,777,414

RETAIL -- 4.9%
   34,000 CVS Caremark Corp.                                      $     977,160
   14,000 Tiffany & Co.                                                 330,820
   15,000 Coach, Inc.*                                                  311,550
                                                                  $   1,619,530
AIRCRAFT -- 4.0%
  115,130 Delta Air Lines, Inc.*                                  $   1,319,390

DEFENSE -- 3.8%
   24,000 Raytheon Co.                                            $   1,224,960
    1,000 Ceradyne, Inc.*                                                20,310
                                                                  $   1,245,270
ENERGY/NATURAL RESOURCES -- 3.7%
   40,350 Chesapeake Energy Corp.                                 $     652,460
   26,000 Valero Energy Corp.                                           562,640
                                                                  $   1,215,100
REAL ESTATE INVESTMENT TRUST -- 3.3%
   67,600 Annaly Mortgage Management, Inc.                        $   1,072,812

INTERNET COMMERCE -- 2.8%
    3,000 Google, Inc. - Class A*                                 $     922,950

CONSUMER PRODUCTS -- 2.7%
   20,000 Philip Morris International, Inc.                       $     870,200

CORRECTIONAL INSTITUTIONS -- 2.6%
   52,000 Corrections Corporation of America*                     $     850,720

ENGINEERING SERVICES -- 2.5%
   55,000 ABB Ltd. - ADR                                          $     825,550

EDUCATIONAL SERVICES -- 2.1%
    9,000 Apollo Group, Inc.*                                     $     689,579

SOFTWARE & SERVICES -- 1.0%
   13,100 Blackboard, Inc.*                                       $     343,613

TOTAL COMMON STOCKS                                               $  28,204,605

EXCHANGE TRADED FUNDS -- 7.4%
   20,000 Direxionshares Large Cap
          Bear 3X Shares*                                         $   1,168,000
   18,020 UltraShort Lehman
          20+ Year Treasury ProShares*                                  679,895
   85,500 Ultra Real Estate ProShares                                   545,490
    1,000 Direxionshares Financial Bear 3X Shares*                       35,700

TOTAL EXCHANGE TRADED FUNDS                                       $   2,429,085

MUTUAL FUNDS -- 4.9%
  112,191 Markman Global Build-Out Fund^                          $   1,591,993

TOTAL INVESTMENT SECURITIES -- 98.3%                              $  32,225,683
   (Cost $30,750,650)

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.7%                           563,898

NET ASSETS -- 100.0%                                              $  32,789,582

*     Non-income producing security.

^     Affiliated Fund, advised by Markman Capital Management, Inc. See Note 3.

+ Security is partially pledged as collateral for the outstanding borrowings on December 31, 2008. Total market value of security pledged is $1,333,060.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

                     This page is intentionally left blank.

                                                               Markman
                                                        GLOBAL BUILD-OUT FUND
                                                      --------------------------
                                                      Investing in the Companies
                                                        Constructing the World

                                                                         [PHOTO]

Dear Fellow Shareholders,
================================================================================

There has been a lot of history packed into the short life of the Markman Global Build-Out Fund. We launched the Fund September 15, 2008. A few days later, the market began a sickening slide that left it (as measured by the S&P 500 Index) some 28% lower by year end. And that was after the year-end rally! Quite the greeting to our new baby.

Of course infrastructure build-out stocks were hit especially hard, as market participants began to cross out expectations of global growth and pencil in Armageddon-like scenarios. The Fund declined substantially in its first two months, only to stage a remarkable year-end rally as the market began to recognize that these stocks were grossly oversold, especially when new government infrastructure plans were factored in. When the dust settled, we ended our shortened year in good shape relative to the market and our World Stock Fund peers.

Because this investment thesis is so very new to many, and because solid, well presented background information can be difficult for the average investor to find, I want to take some time and space in this first Annual Report to share with you some context, background and overview.

                                    [PHOTOS]

What is 'The Great Global Build-Out?'
--------------------------------------------------------------------------------

We are living through a phenomenon of historic dimensions: The transformation of comparatively underdeveloped economies representing over a third of the world's population into advanced industrial, largely urban, entities at a rate and on a scale never before seen in history. This has made the term infrastructure one of the new buzz words in global investing. Infrastructure refers to the basic facilities, services, and installations needed so that society can function. Highways and housing, factories and power grids, airports and sewer systems, railroads and container ports--the world is in the midst of the greatest building boom ever as governments from Dubai to Shanghai race to create the infrastructure needed to compete in the 21st century.

The numbers come at us fast and furiously, and are of a size that one is tempted to believe that they are simply being made up, blithely pulled out of thin air by imaginative promoters. But make no mistake; these are not pie-in-the-sky imaginings. From global consulting firms to objective non-governmental agencies, to dozens of individual nations on every continent, the message in facts and dollars is consistent and verifiable. We are on notice that the physical form of the global economy is undergoing a game-changing metamorphosis.

Consider the scope and scale:

o According to the United Nations Population Division, in Asia alone the number of people living in urban environments will increase by more than 400 million by 2015. This vast urbanization is creating a pressing need for new infrastructure. If the 400 million number seems too large to grasp, look at it this way: It represents a monthly urban influx equal to three Clevelands for the next seven years. Consider the housing, electricity, and sanitation needs that must be met!

o Worldwide, the urban population will, by 2009, be larger than the entire 1965 world population. By 2030 the world population should reach 8.3 billion, with five billion living in cities. This urbanization has a significant impact on infrastructure trends: Goldman Sachs estimates that a 1% increase in urbanization leads to a 1.8% increase in gross industrial capacity.(1)

o China, the poster child of the great global build-out is attempting to peaceably manage the greatest internal migration (from rural areas to the cities) in history. For example, thirty years ago, Shenzhen was a sleepy fishing village. Today it has a population of eight million: a city the size of New York arising virtually overnight.(2)

o Connecting China's new urban centers is a build-out of interstate highways on a scale not seen since America's interstate boom of the 1950s. Starting from about 9000 miles of expressways in 2000, China is expected to surpass America's total of 46,000 miles of interstate within the next dozen years.

o Consulting firm Booz Allen puts the global cost of modernizing urban water, electricity and transportation systems over the next 25 years at $41 trillion. Another estimate, from Great Britain's Foresight Program, pegged global infrastructure needs at $32 trillion through 2030.(3)

o Vast oil wealth is being channeled back into infrastructure projects. A dozen new 'economic cities' are being built from scratch as part of a long-range plan by the Saudi government to diversify their economy. One such project, the King Abdullah Economic City, includes one of the largest ports in the world and will be the size of Washington, DC.--all built in 15 years.(4)

o According to an economist at the Asian Development Bank, estimates of the investments needed to be made to construct and improve infrastructure in Asia range from $20 trillion to as much as $30 trillion over the next ten years. Other more cautious estimates from the World Bank put the total closer to $8.5 trillion. Either way, the numbers are daunting. This is being driven, in large part, by a once-in-a-lifetime shift in energy consumption to parts of the world where infrastructure doesn't exist and must be built-out quickly.(2)

o According to Goldman Sachs, electricity looks to be the beneficiary of the bulk of the spending in the next decade, with over 60% of infrastructure dollars in the largest developing markets channeled to this one area.(1)

There is a special texture to the Great Global Build-Out that makes the trend powerful and compelling. We are seeing, for the first time on such a broad scale, the congruence of two building dynamics--the 'civic' and the 'personal.' The civic building dynamic is what we commonly associate with infrastructure:
Roads, bridges, airports, utilities, etc. The personal building dynamic refers to construction more closely associated with lifestyle in an urban setting; apartments, shopping malls, schools, recreation areas, hotels, etc. The fact that both aspects of the build-out dynamic are moving forward together serves to create an awesome economic force.

(1)   Goldman Sachs Economics Paper #166, April 24, 2008.

(2)   The Economist Magazine, June, 2008

(3)   Financial Planning Magazine, May, 2008

(4)   BBC News, June 28, 2008


--------------------------------------------------------------------------------
                                 Portfolio Data
Morningstar Category:                                                World Stock
--------------------------------------------------------------------------------
Lipper Category:                                                Global Multi-Cap
--------------------------------------------------------------------------------
Average Market Cap:                                                $5.02 billion
--------------------------------------------------------------------------------


================================================================================

Not Just an Emerging Market Story
--------------------------------------------------------------------------------

From the devastating breech of New Orleans' levees after Hurricane Katrina, to the collapse of a major bridge in Minneapolis, it has become hard to ignore the signs of America's crumbling infrastructure.

o In 2005 the American Society of Civil Engineers gave the U.S. an overall grade of 'D' for the condition of our bridges, dams, roads and transit systems and estimated that $1.6 trillion would be needed over five years to bring just the existing infrastructure into good repair. Ninety-seven percent of roads/bridges/tunnels require upgrades, as do 88% of rail systems.(5)

o From 1950 to 1970 the U.S. spent 3% of GDP on public infrastructure. Since 1980 that has dropped to under 2% of GDP. Compare this to the 5% spent in Europe and the 9% spent in China.(5)

o America's transportation sector is in need of huge investment: In January 2008, a national commission on transport policy recommended that the government should invest at least $225 billion each year for the next 50 years. We currently spend only 40% of that amount.(6)

o As a result of this lack of upkeep and spending, we are beginning to experience the effects of a backlog in public investment needs. Not surprisingly, infrastructure bottlenecks--traffic-choked roads, clogged ports, an antiquated air traffic control system--are undercutting our nation's efficiency and costing the economy billions in lost income and growth.

o According to an Ernst & Young report, the European Union's trans-European plan calls for massive development of transportation and other infrastructure at a cost in excess of $850 billion.(6)

o About 28.9 million shipping containers passed through crowded U.S. ports in 2007, and gridlock is mounting. Containers entering the country languished on docks an average of seven days.(7)

o Navigable waterways are America's stealth transportation system. "We're aware of trains when we're sitting at the crossing and of trucks when they're flying by on the highway," says Mark Hammond, an economist with the Army Corps of Engineers. "But we tend not to take notice of the river, which carries an awful lot of stuff." The country's more than 12,000 inland waterways transport 625 million tons of freight each year, including coal and grain. About half of all U.S. lock-and-dam systems need to be replaced or modernized.(8)

Tipping Point Reached?

A skeptic could point out that government has managed to put off needed spending, using available dollars to fund other projects with seemingly more immediate payback. Why should one believe that this is likely to change in the foreseeable future? Three developments lead us to conclude that we are approaching a major tipping point. First, we have seen that lack of attention to infrastructure is actually costing lives. That tends to get peoples' attention. Second, another major unfolding trend--the need to develop alternative sources of energy--plays directly and inevitably into the infrastructure build-out story. Any serious solar or wind power initiative will involve massive investment in generation and transmission infrastructure. The third development that will help drive new spending is the trend toward privatization of infrastructure. Privatization accomplishes two things: first it puts large amounts of dollars back in the hands of governmental entities that can then be spent on additional projects. In addition, private operators of infrastructure projects are more likely to maintain spending levels to keep projects running efficiently and profitably over the years. We believe we can confidently predict that the age of benign neglect of America's infrastructure will be ending soon.

(5)   American Society of Civil Engineers Infrastructure Report Card, 2008

(6)   Infrastructure 2007: A Global Perspective, by Ernst & Young

(7)   Popular Mechanics Magazine, October, 2007

(8)   The Economist Magazine, June 28, 2008

--------------------------------------------------------------------------------
Top Ten Holdings
by Market Value 12.31.08
                                                                      percent of
                                                                      net assets

Siemens AG-ADR                                                             5.50%
--------------------------------------------------------------------------------
SPX Corporation                                                            4.85%
--------------------------------------------------------------------------------
Valmont Industries, Inc.                                                   4.60%
--------------------------------------------------------------------------------
ABB Ltd.-ADR                                                               4.36%
--------------------------------------------------------------------------------
United Technologies Corporation                                            4.27%
--------------------------------------------------------------------------------
AECOM Technology Corporation                                               4.18%
--------------------------------------------------------------------------------
Veolia Environnement-ADR                                                   4.16%
--------------------------------------------------------------------------------
KHD Humboldt Wedag Int'l Ltd.-ADR                                          3.95%
--------------------------------------------------------------------------------
Kubota Corporation-ADR                                                     3.89%
--------------------------------------------------------------------------------
Empresas ICA S.A.B.-ADR                                                    3.82%
--------------------------------------------------------------------------------
Total in Top Ten                                                          43.58%

Information about the Funds holdings, asset allocation, or country diversification is historical and is not an indication of future portfolio composition which will vary.
--------------------------------------------------------------------------------

================================================================================

The Virtuous Cycle of Infrastructure Development
--------------------------------------------------------------------------------

                            NEED FOR INFRASTRUCTURE
                           /\                       \
                           /                         \
                          /                           \
               NEW WEALTH<----------------------------\/NEW JOBS


Infrastructure projects have a direct and proven impact on rates of economic growth.

Good infrastructure has always played a role in economic development. The realization that infrastructure is critical to a nation's economic health is adding new urgency. Government planners in emerging economies learned well the lesson of the productivity surge the U.S. experienced in the years after the completion of the interstate highway system. More economies are industrializing at the same time than ever before--and doing it at a greater pace than ever before. (As an example: At the peak of their railway boom in the mid nineteenth century, the British spent 5% of GDP on infrastructure. Today China is spending 12% of GDP on infrastructure.)

Building roads and rails not only produces immediate economic gains in the way of jobs, it also spurs future gains. Better transportation allows farmers and manufacturers to get goods to market more efficiently. Lower transportation costs also help boost foreign trade. The World Bank estimates that a 1% increase in a country's infrastructure results in a 1% increase in the level of GDP. We can see from practical experience that infrastructure spending is not just a cause of economic growth, but also a consequence of it.

Simon Kuznets, a Nobel Prize winning economist, has explained this in a theory known as the Kuznets Cycle. He says that developing economies go through a period of infrastructure boom that lasts 15-20 years. During these years the intense need for infrastructure creates new jobs; the new jobs fuel wealth creation; the newly created wealth fuels more infrastructure demand in a continuous feedback loop.

A recent U.S. Department of Transportation study established a strong link between our interstate highway network and economic performance, the benefits falling into three general categories. The first includes employment supported by highway construction activities. The second encompasses direct user benefits accruing to commuters and travelers, including time savings, safety improvements, and vehicle operating cost reductions. The third covers industry productivity. Transportation infrastructure promotes efficiency through the adoption of new transport technologies and reduced costs.(9)

Government involvement and funding is one of the important factors that separate much infrastructure build-out from other construction, and makes it sustainable as a trend. Because so much of this build-out is vital to national growth and urgently needed to meet the needs of populations with increased expectations, it is unlikely that governments could or would cut back the same way a purely private enterprise might.

We can also see that growth in per capita income acts as a direct spur to infrastructure development. The most obvious example, again, comes from China: increased wealth created an ability to move from two-wheel to four-wheel modes of transportation, leading to the need to build and upgrade roads to accommodate the explosion in automobile ownership.

(9) Productivity and the Highway Network, U.S. Department of Transportation, March, 2006

================================================================================

Infrastructure Operations vs. Infrastructure Development: How Wall Street has Neglected the Growth Side of the Story.
--------------------------------------------------------------------------------

The global infrastructure build-out is clearly one of the broadest and most exciting investment trends of our generation. But surprisingly, the retail investor or wealth manager seeking to gain broad, intelligently-structured exposure to this trend has very few practical options. While a number of 'Infrastructure' funds have been launched recently, all of them have chosen to focus on what is referred to as 'infrastructure operations.' These are typically investments in companies that operate existing, long-life assets like bridges, toll roads, utilities and airports. These companies' predictable, inflation-linked cash flow make them an attractive, lower risk investment. The funds that specialize in this space provide investors and wealth managers with instant, broad-based diversification in a global industry. They certainly have a place to play in many investors' portfolios.

Surprisingly, Wall Street has yet to develop a packaged product that allows investors and wealth managers to gain a substantial foothold in 'infrastructure development.' This is the particular subsets of companies--Project Engineering and Construction Services, Construction Equipment, Industrial Equipment, and Building Materials--that are closer to the front-end of the development chain and are directly plugged into the design and construction of those structures and entities that we have come to associate with the Great Global Build-Out.

Insight into how Wall Street views and defines 'infrastructure' as an investment theme can be gleaned from looking at the composition of the S&P Global Infrastructure Index.(9) It is almost exclusively 'infrastructure operations,' giving essentially no exposure to infrastructure development.

Still, one might expect companies in the infrastructure development space to be well represented in those diversified mutual funds that need not adhere to a third-party index. This is, again, not the case. The reality is that most diversified funds are underinvested in global infrastructure development. In fact, the fifteen largest stock funds in America, representing over $1 trillion in assets, have on average less than 2% of their portfolio in project engineering and construction services, construction equipment, and industrial equipment stocks.

Based on the evidence, there seems to be an unexplained Wall Street blind spot when it comes to infrastructure development. Certainly, the returns over the past one, three, five, and ten year periods merit serious attention, and no one would accuse the marketers on Wall Street of being shy when it comes to creating new products in hot sectors. Perhaps the best explanation is simply that this is a classic example of the investment world's fascination with the 'new and shiny.' Much of what these companies do is, frankly, nerdy and boring. Given a choice, will a reporter dig to find the latest about iPods, or squib valves? There may also be some truth to the difficulty, in our short attention span world, of framing stories about companies that deal in slow moving, multi-year projects halfway around the globe.

In any case, individual investors and wealth managers seeking participation in the Great Global Build-Out have, until very recently, had to assemble their own mix of stocks.

The Markman Global Build-Out Fund is filling that need with a fund expressly designed to meet the needs of investors and wealth managers looking to gain this exposure.
--------------------------------------------------------------------------------

(9) The S&P Global Infrastructure Index is designed to provide liquid exposure to the leading publicly listed companies in the global infrastructure industry, both from developed markets and emerging markets. An investor cannot invest directly in an index and an index does not reflect fees or expenses.

================================================================================
Average Annual Return of the
Markman Global Build-Out Fund*

Since inception 09.15.2008 through 12.31.2008

                                  [BAR CHART]

--------------------------------------------------------------------------------
      (28.97%)                    (23.62%)                      (27.68%)

        MGBOX                     S&P 500                         MSCI
                                   Index                       World Index


The S&P 500 Index, a market capitalization-weighted unmanaged index based on the average weighted performance of 500 widely held common stocks. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

MSCI World Index is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Past performance is not a guarantee of future results.

The investment returns and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

* Average annual return is calculated to include reinvestment of all income dividends and capital gains distributions.

================================================================================

The Global Financial Crisis: A Blessing in Disguise?
--------------------------------------------------------------------------------

                                    12.31.08
                                U.S./Foreign Mix
                       (as a percentage of the portfolio)

                                  [PIE CHART]

                International                  United States
                   44%                              56%


                                    12.31.08
                                   Market Cap
                       (as a percentage of the portfolio)

                                  [PIE CHART]

                       Small                               Mid
                (under 1.5 billion)                 (1.5-8 billion)
                       26%                                34%

                                      Large
                                (over 8 billion)
                                       40%

================================================================================

I know I probably open myself up to the old "there must be a pony in here somewhere!" joke, but there is a lot of truth to the statement that the current financial/economic crisis may be the best thing that could have happened to the global infrastructure theme.

There continues to be little doubt as to how the long term megatrend we've spoken about will unfold. It is a simple fact of economics that countries cannot develop and prosper without large and ongoing investment in infrastructure. So we have no real concern looking 5-10 years out. Many observers, however, worried about this theme's prospects as the global slowdown began to take hold in the middle of 2008. Because of these concerns, the broad list of infrastructure development stocks experienced a precipitous slide that took prices down to historically low level by mid-November.

As so often happens, the proverbial baby was being thrown out with the bathwater: the stocks in our portfolio had been beaten down so far they were sporting PEs less than half of their conservatively projected growth rates.

Concurrent with the year end broad market rally, we also began to read stories about how governments round the world were planning on channeling hundreds of billions into new infrastructure spending in an attempt to jump start their economies.

Obama says, "Yes We Can--Build!"

In his December 6 radio address, President-Elect Obama outlined a plan to create millions of jobs by "making the single largest new investment in our national infrastructure since the creation of the federal highway system in the 1950's." This came on the heels of an announcement by the Chinese government of a $600 billion infrastructure spending program to help propel their economy through the current downturn.

What does this mean? It signals that while we will be experiencing a slowdown from the torrid pace of global build-out we saw in the 2002-2007 period, I believe that the slowdown will likely not become a black hole of demand destruction. The massive spending that will be pumped into this space over the next two years could act as a bridge across the crisis, helping to create the environment for a relatively benign slowdown, to be followed by a renewed across the board increase in activity by 2011.

Makings of a Melt-Up

So what happens to high quality companies when the disaster they become priced for does not develop? We can get a sense of the possibilities by looking at the performance of our portfolio during the rally at the end of the year. After the November 20th low, the broad market (as measured by the S&P 500 Index) staged an impressive 20% rally through the end of the year. The Markman Global Build-Out Fund gained over 44% in that exact same period (November 20, 2008 through December 31, 2008). Let me note that this is a very short period of time and is not predictive of future results. I do not want to give the impression that this is always the way performance will unfold. It does, however, give you a very recent illustration of the 'coiled spring' nature of these stocks relative to the broad market.

Cautiously Optimistic on Build-Out Stocks (with an option on euphoric)

As you may have noted, I put forth a pretty gloomy thesis in the report for the Core Growth Fund. In truth, I do not hold out high hopes for many sectors of the market. At the same time, it is my opinion that the stocks that populate the global infrastructure build-out sector are very attractive due to their extremely low valuations, solid financial condition, and the tailwind of massive government spending programs. For those reasons, it is my expectation that these stocks have the potential to please investors, even in a sloppy 2009 market. And if I am wrong about the economic outlook--in other words if things get better sooner than I expect--it is not unreasonable to hope for very attractive returns in global build out stocks.

================================================================================

Portfolio of Investments: Markman Global Build-Out Fund December 31, 2008

--------------------------------------------------------------------------------
              Shares                                               Market Value
COMMON STOCKS -- 94.8%
INDUSTRIAL EQUIPMENT & COMPONENTS -- 21.1%
    5,100 SPX Corp.                                                $    206,805
   12,400 ABB Ltd. - ADR                                                186,124
   15,100 KHD Humboldt Wedag
          International, Ltd. - ADR*                                    168,667
    2,900 Flowserve Corp.                                               149,350
    2,200 Lincoln Electric Holdings, Inc.                               112,046
    4,500 General Cable Corp.*                                           79,605
                                                                   $    902,597
ENGINEERING SERVICES -- 19.6%
    5,800 AECOM Technology Corp.*                                  $    178,234
    3,300 Jacobs Engineering Group, Inc.*                               158,730
    3,800 URS Corp.*                                                    154,926
   15,200 Chicago Bridge & Iron Co. N.V. - ADR                          152,760
    7,100 The Shaw Group, Inc.*                                         145,337
    6,600 Hill International, Inc.*                                      46,464
                                                                   $    836,451
METALS & MINING -- 15.1%
    3,200 Valmont Industries, Inc.                                 $    196,352
    3,600 ArcelorMittal - ADR                                            88,524
    2,200 Schnitzer Steel Industries, Inc.                               82,830
    1,000 POSCO - ADR                                                    75,250
    6,000 Companhia Vale do Rio Doce - ADR                               72,660
    2,900 Freeport-McMoRan
          Copper & Gold, Inc. - Class B                                  70,876
    5,000 Alcoa, Inc.                                                    56,300
                                                                   $    642,792
DIVERSIFIED INDUSTRIAL -- 12.5%
    3,100 Siemens AG - ADR                                         $    234,825
    3,400 United Technologies Corp.                                     182,240
    2,800 CRH plc - ADR                                                  72,884
    4,900 CEMEX, S.A.B. de C.V. - ADR*                                   44,786
                                                                   $    534,735
HEAVY CONSTRUCTION -- 11.3%
   24,300 Empresas ICA S.A.B. de C.V. - ADR*                       $    162,810
    3,600 Fluor Corp.                                                   161,532
    4,900 Foster Wheeler, Ltd.*                                         114,562
    1,000 Granite Construction, Inc.                                     43,930
                                                                   $    482,834
DIVERSIFIED MACHINERY -- 11.0%
    4,600 Kubota Corp. - ADR                                       $    165,922
   12,000 The Manitowoc Co., Inc.                                       103,920
    2,300 Caterpillar, Inc.                                             102,741
    5,500 Terex Corp.*                                                   95,260
                                                                   $    467,843
UTILITIES -- 4.2%
    5,600 Veolia Environnement - ADR                               $    177,576
TOTAL COMMON STOCKS                                                $  4,044,828

MONEY MARKET FUNDS -- 2.1%
   88,173 5/3 Prime Money Market Fund                              $     88,173

TOTAL INVESTMENT SECURITIES -- 96.9%                               $  4,133,001
   (Cost $4,435,936)

OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.1%                           133,870

NET ASSETS -- 100.0%                                               $  4,266,871

*     Non-income producing security.

ADR - American Depository Receipt.

plc - Public Liability Company


See accompanying notes to financial statements.

================================================================================

Statements of Assets and Liabilities December 31, 2008
--------------------------------------------------------------------------------


                                                                                  Markman
                                                                Markman            Global
                                                            Core Growth         Build-Out
                                                                   Fund              Fund
ASSETS
     Investment securities:
       At acquisition cost                               $   30,750,650    $    4,435,936
                                                         ==============    ==============
       Affiliated securities, at market value            $    1,591,993    $    4,133,001
       Non-affiliated securities, at market value            30,633,690                --
     Accrued income                                             158,361             3,660
     Receivable for securities sold                          21,172,465           238,459
     Receivable for capital shares sold                           3,763                --
     Receivable from Adviser                                         --            88,031
     Other assets                                                13,346            19,267
                                                         --------------    --------------
       TOTAL ASSETS                                          53,573,618         4,482,418
                                                         --------------    --------------
LIABILITIES
     Income distributions payable                                    --             2,118
     Line of Credit                                           1,273,191                --
     Payable for securities purchased                        19,370,371           111,720
     Payable for capital shares redeemed                            700            65,000
     Payable to Adviser                                          12,019                --
     Payable to other affiliates                                 36,765            10,812
     Payable to Trustees                                          9,504               928
     Other accrued expenses and liabilities                      81,486            24,969
                                                         --------------    --------------
       TOTAL LIABILITIES                                     20,784,036           215,547
                                                         --------------    --------------
NET ASSETS                                               $   32,789,582    $    4,266,871
                                                         ==============    ==============
     Net assets consist of:
       Paid-in capital                                   $   64,313,129    $    5,106,078
       Accumulated net investment income                             --                34
       Accumulated net realized losses
         from security transactions                         (32,998,580)         (536,306)
     Net unrealized appreciation (depreciation)
       on investments                                         1,475,033          (302,935)
                                                         --------------    --------------
NET ASSETS                                               $   32,789,582    $    4,266,871
                                                         ==============    ==============
Shares of beneficial interest outstanding
     (unlimited number of shares authorized,
     no par value)                                                   --           300,666
  Net asset value, offering price and
     redemption price per share                          $           --    $        14.19
Pricing of Class I Shares
  Net assets attributable to Class I shares              $   32,789,582    $           --
  Shares of beneficial interest outstanding
     (unlimited number of shares authorized,
     no par value)                                            3,382,076                --
  Net asset value, offering price and
     redemption price per share                          $         9.70    $           --

See accompanying notes to financial statements.

Statements of Operations For the Year Ended December 31, 2008(a)
--------------------------------------------------------------------------------


                                                                                   Markman
                                                                   Markman          Global
                                                               Core Growth       Build-Out
                                                                      Fund            Fund
INVESTMENT INCOME
  Dividends from non-affiliated securities                    $    771,113    $     13,755
                                                              ------------    ------------
EXPENSES
  Investment advisory fees                                         429,428           5,395
  Bank overdraft                                                   309,521              --
  Professional fees                                                122,848          47,116
  Interest expense                                                 101,895              --
  Custodian fees                                                    88,787           3,574
  Compliance fees and expenses                                      73,660           2,741
  Administration fees                                               54,500          14,722
  Sub transfer agent fees                                           66,000              --
  Trustees fees and expenses                                        48,053           1,392
  Shareholder report costs                                          40,777           2,313
  Accounting services fees                                          32,500           8,833
  Transfer agent fees                                               30,000           8,833
  Registration fees                                                 27,310           5,905
  Postage and supplies                                              24,050             989
  Distribution fees - Class A                                          280              --
  Other expenses                                                    16,950             266
                                                              ------------    ------------
     TOTAL EXPENSES                                              1,466,559         102,079
     Fees waived and expenses reimbursed by Adviser                   (164)        (93,426)
                                                              ------------    ------------
  NET EXPENSES                                                   1,466,395           8,653
                                                              ------------    ------------

NET INVESTMENT INCOME (LOSS)                                      (695,282)          5,102

REALIZED AND UNREALIZED
LOSSES ON INVESTMENTS
  Net realized losses from security transactions               (10,721,661)       (536,306)
  Net realized losses from affiliated security transactions       (165,639)             --
  Net realized gains (losses) on closed short positions            (23,372)             --
  Net change in unrealized appreciation/
  depreciation on investments                                   (8,627,071)       (302,935)
                                                              ------------    ------------
NET REALIZED AND UNREALIZED
LOSSES ON INVESTMENTS                                          (19,537,743)       (839,241)
                                                              ------------    ------------
NET DECREASE IN NET ASSETS
FROM OPERATIONS                                               $(20,233,025)   $   (834,139)
                                                              ============    ============

See accompanying notes to financial statements.

(a) Except for the Global Build-Out Fund which represents the period from commencement of operations (September 15, 2008) through December 31, 2008.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                       Markman
                                                                                        Global
                                                                                     Build-Out
                                                     Markman Core Growth Fund             Fund
                                                  ----------------------------    ------------
                                                    For the          For the         For the
                                                   Year Ended      Year Ended     Period Ended
                                                  December 31,    December 31,    December 31,
                                                     2008(a)         2007(b)         2008(c)
                                                  ------------    ------------    ------------
FROM OPERATIONS
     Net investment income (loss)                 $   (695,282)   $   (277,990)   $      5,102
     Net realized gains (losses) from security
       transactions                                (10,721,661)      7,576,463        (536,306)
     Net realized losses from affiliated
       security transactions                          (165,639)             --              --
     Net realized gains (losses) on closed
       short positions                                 (23,372)             --              --
     Net change in unrealized
       appreciation/depreciation on investments     (8,627,071)      2,045,900        (302,935)
                                                  ------------    ------------    ------------
Net increase (decrease) in net assets from
  operations                                       (20,233,025)      9,344,373        (834,139)
                                                  ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                             --              --          (5,068)
                                                  ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                              --              --       5,672,101
     Net asset value of shares issued in
       reinvestment of distributions
       to shareholders                                      --              --           2,950
     Payments for shares redeemed                           --              --        (568,973)
                                                  ------------    ------------    ------------
Net increase in net assets from capital share
  transactions                                              --              --       5,106,078
                                                  ------------    ------------    ------------
CLASS I
     Proceeds from shares sold                       3,025,324      10,010,824              --
     Payments for shares redeemed                  (12,243,086)    (12,250,587)             --
                                                  ------------    ------------    ------------
Net decrease in net assets from Class I capital
  share transactions                                (9,217,762)     (2,239,763)             --
                                                  ------------    ------------    ------------
CLASS A
     Proceeds from shares sold                         174,965         318,079              --
     Payments for shares redeemed                     (479,087)             --              --
                                                  ------------    ------------    ------------
Net increase (decrease) in net assets from
  Class A capital share transactions                  (304,122)        318,079              --
                                                  ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (29,754,909)      7,422,689       4,266,871
NET ASSETS
     Beginning of period                            62,544,491      55,121,802              --
                                                  ------------    ------------    ------------
     End of period                                $ 32,789,582    $ 62,544,491    $  4,266,871
                                                  ============    ============    ============
ACCUMULATED NET INVESTMENT INCOME                 $         --    $         --    $         34
                                                  ============    ============    ============

(a) Except for Class A shares, which represents the period from beginning of fiscal year (January 1, 2008) through the date Class A shares were exchanged into Class I shares (April 30, 2008).

(b) Except for Class A shares, which represents the period from commencement of operations (May 1, 2007) through December 31, 2007.

(c) Except for the Global Build-Out Fund, which represents the period from commencement of operations (September 15, 2008) through December 31, 2008.

See accompanying notes to financial statements.

Financial Highlights

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

--------------------------------------------------------------------------------

                                                              Markman Core Growth Fund: Class I
                                            ------------------------------------------------------------------------
                                                    Year           Year           Year           Year           Year
                                                   Ended          Ended          Ended          Ended          Ended
                                            December 31,   December 31,   December 31,   December 31,   December 31,
                                                    2008           2007           2006           2005           2004

Net asset value at beginning of year        $      14.78   $      12.71   $      11.00   $      10.24   $       9.02
                                            ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
     Net investment income (loss)                  (0.21)         (0.07)         (0.04)          0.05           0.07
     Net realized and unrealized gains
     (losses) on investments                       (4.87)          2.14           1.75           0.76           1.22
                                            ------------   ------------   ------------   ------------   ------------
Total from investment operations                   (5.08)          2.07           1.71           0.81           1.29
                                            ------------   ------------   ------------   ------------   ------------
Less distributions:
     Dividends from net investment income             --             --             --          (0.05)         (0.07)
                                            ------------   ------------   ------------   ------------   ------------
Net asset value at end of year              $       9.70   $      14.78   $      12.71   $      11.00   $      10.24
                                            ============   ============   ============   ============   ============
Total return                                      (34.37%)        16.29%         15.55%          7.94%         14.31%
                                            ============   ============   ============   ============   ============
Net assets at end of year (000s)            $     32,790   $     62,210   $     55,122   $     55,115   $     60,132
                                            ============   ============   ============   ============   ============
Ratio of net expenses to average net                3.13%          1.70%          1.58%          1.58%          1.44%
  assets
Ratio of net investment income (loss) to
  average net assets                               (1.49%)        (0.45%)        (0.33%)         0.46%          0.71%
Portfolio turnover rate                            3,452%         1,098%           799%           658%           472%

--------------------------------------------------------------------------------

                                                             Markman Global
                                                                  Build-Out
                                                                    Fund(a)

                                                               Period Ended
                                                               December 31,
                                                                       2008

Net asset value at beginning of period                            $   20.00
                                                                  ---------
Income (loss) from investment operations:
     Net investment income                                             0.02
     Net realized and unrealized losses on investments                (5.81)
                                                                  ---------
     Total from investment operations                                 (5.79)
                                                                  ---------
Less distributions:
     Dividends from net investment income                             (0.02)
                                                                  ---------
Net asset value at end of period                                  $   14.19
                                                                  =========
Total return                                                         (28.97%)(b)
                                                                  =========
Net assets at end of period (000s)                                $   4,267
                                                                  =========
Ratio of net expenses to average net assets                            0.95%(c)
Ratio of net investment income to average net assets                   0.56%(c)
Portfolio turnover rate                                                 859%(c)

(a) Represents the period from commencement of operations (September 15, 2008) through December 31, 2008.

(b) Not annualized.

(c) Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements December 31, 2008
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Markman MultiFund Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers two series to investors, the Markman Core Growth Fund and the Markman Global Build-Out Fund (individually a "Fund", collectively the "Funds").

Markman Core Growth Fund was authorized to offer two classes of shares: Class A shares and Class I shares. Each Class A and Class I share of the Fund represented identical interests in the Fund's assets and had the same rights, except that (i) Class A shares adopted a Distribution Plan pursuant to Rule 12b-1 (Note 3) and (ii) certain other class specific expenses were borne solely by the class to which such expenses were attributable. On April 11, 2008, during a Special Meeting of the Board of Trustees of the Trust, the Trustees unanimously approved to close the Class A shares of the Fund effective April 30, 2008. On April 30, 2008 all of the Class A shares were exchanged into Class I shares of the Fund.

The Markman Core Growth Fund seeks long-term growth of capital by investing in securities including individual securities, open-end mutual funds, closed-end funds, and exchange traded funds. Under normal market conditions, at least 80% of the Fund's assets will be invested in the common stock of large U.S. companies selected for their growth potential. Up to 20% of the Fund's assets will be invested in open-end or closed-end investment companies, including exchange traded funds (underlying funds). The Fund may invest in underlying funds for hedging purposes or generally for purposes of enhancing its investment return. The Fund may also invest in real estate investment trusts, money market securities and high yield debt securities.

The Markman Global Build-Out Fund commenced operations September 15, 2008. The Fund seeks long-term growth of capital by investing in foreign securities through direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter or through investments in depository receipts (such as American Depository Receipts, "ADRs"), exchange-traded funds ("ETFs") and other closed-end investment companies that represent indirect interests in securities of foreign issuers. Under normal market conditions, at least 80% of the Fund's assets will be invested in the common stock of U.S. companies and foreign companies, through ADRs, selected for their growth potential in the global infrastructure build-out sector. At least 40% of the Fund's assets will be invested outside the U.S. and in a minimum of three foreign countries.

The following is a summary of the Trust's significant accounting policies:

Securities valuation - Shares of the underlying funds (other than closed-end investment companies and exchange traded funds that are listed on a securities exchange) are valued at their respective net asset values under the 1940 Act, as amended. Shares of closed-end investment companies and exchange traded funds that are listed on a securities exchange typically are valued at their respective closing market quotations.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

      o     Level 1 - quoted prices in active markets for identical securities

      o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds' net assets as of December 31, 2008:

                                                      Level 2-
                                                         Other          Level 3-
                                   Level 1--       Significant       Significant
                                      Quoted        Observable      Unobservable
                                      Prices            Inputs            Inputs
Investments
in Securities:

Markman
Core
Growth                          $ 32,225,683      $         --      $         --

Markman
Global
Build-Out                       $  4,133,001      $         --      $         --
--------------------------------------------------------------------------------

Short sales - The Funds may sell securities short. In a short sale, the Fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The Fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

When it engages in short sales, the Fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of assets minus liabilities by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Funds record distributions of short-term capital gains made by mutual funds in which the Funds invest as dividend income and long-term capital gains made by mutual funds in which the Funds invest as realized capital gains.

--------------------------------------------------------------------------------

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Allocations - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Markman Core Growth Fund were allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund through April 30, 2008 at which time Class A shares were exchanged into Class I shares. Class specific expenses were charged directly to the class incurring the expense. Common expenses, which were not attributable to a specific class, were allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the Funds' policy to continue to comply with the special provisions of the Internal Revenue Code (the "Code") available to regulated investment companies. As provided therein, in any fiscal year in which the Funds so qualify and distribute at least 90% of their taxable net income, the Funds (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Funds' intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the calendar year) plus undistributed amounts from prior years.

The following information is computed on a tax basis as of December 31, 2008:

                                                        Markman         Markman
                                                           Core          Global
                                                         Growth       Build-Out
                                                           Fund            Fund

Tax cost of portfolio investments                  $ 45,060,248    $  5,035,763
                                                   ------------    ------------
Gross unrealized appreciation on investments       $         --    $    100,970
                                                   ------------    ------------
Gross unrealized depreciation on investments        (12,834,565)     (1,003,732)
                                                   ------------    ------------
Net unrealized depreciation on investments          (12,834,565)       (902,762)
                                                   ------------    ------------
Undistributed ordinary income                                --          63,555
                                                   ------------    ------------
Capital loss carryforward                           (18,688,982)             --
                                                   ------------    ------------
Accumulated deficit                                $(31,523,547)   $   (839,207)
--------------------------------------------------------------------------------

As of December 31, 2008, the Funds have the capital loss carryforwards expires as follows:

                                                Amount                   Expires
Markman Core
Growth Fund                                  $ 12,127,416                 2009
                                                6,188,292                 2010
                                                  373,274                 2016
                                             ------------
                                             $ 18,688,982
--------------------------------------------------------------------------------

To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards of the Markman Core Growth Fund, brought forward as a result of the acquisitions in 2002, may apply. Based on such limitations, unless the tax law changes, approximately $10,880,110 of these losses will expire unutilized. During the year ended December 31, 2008, $8,407,034 of capital loss carryforwards of the Markman Core Growth Fund expired unutilized.

The tax character of distributions paid by the Funds for the year ended December 31, 2008 was as follows:

                                                                  Markman Global
                                                                  Build-Out Fund

From ordinary income                                                   $   5,068
--------------------------------------------------------------------------------

The Markman Core Growth Fund did not pay any distributions for the years ended December 31, 2007 or 2008.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. Reclassifications resulted primarily from the expiration of capital loss carryforwards and net investment losses. These reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund's capital accounts on a tax basis. For the year ended December 31, 2008, the Fund made the following reclassification:

                                                     Accumulated     Accumulated
                                       Paid-In    Net Investment        Realized
                                       Capital            Income   Capital Gains

Markman Core Growth Fund            $(9,102,316)     $   695,282     $ 8,407,034
--------------------------------------------------------------------------------

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to the meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Funds have analyzed their tax positions taken on Federal income tax returns for all open years (December 31, 2005 through 2008) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in the financial statements.

2. Investment Transactions

For the period ended December 31, 2008, purchases and sales (including maturities) of securities (excluding short-term securities) were as follows:

                                                Markman                  Markman
                                            Core Growth         Global Build-Out

Purchases                              $  1,745,678,854         $     11,587,276
Sales                                  $  1,755,364,683         $      6,623,470
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Transactions with Affiliates

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the "Adviser"). Certain other officers of the Trust are also officers of the Adviser or of JPMorgan Chase Bank, N.A. ("JPMorgan"), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT MANAGEMENT AGREEMENT

Each Fund's investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. The Markman Core Growth Fund pays the Adviser a fee (Investment Advisory Fee) composed of: (1) a base fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund's average daily net assets (the "Base Fee"), and (2) a Performance Fee Adjustment that will add to or subtract from the Base Fee depending on the performance of the Fund in relation to the investment performance of the S&P 500 Index (the "Index"), the Fund's benchmark index, for the preceding twelve month period (the "Performance Fee Adjustment").

The Base Fee will be decreased in a series of breakpoints as the total assets under management for the Fund increase. The break points and the corresponding Base Fee are as follows:

$0 - $200 million                                                          0.85%
--------------------------------------------------------------------------------
Next $150 million                                                          0.80%
                                            (on assets from $200 - $350 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.75%
                                            (on assets from $350 - $500 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.70%
                                            (on assets from $500 - $650 million)
--------------------------------------------------------------------------------
Next $150 million                                                          0.65%
                                            (on assets from $650 - $800 million)
--------------------------------------------------------------------------------
All additional dollars                                                     0.60%
                                                   (on assets over $800 million)
================================================================================

The maximum yearly Performance Fee Adjustment would be 10 basis points, or one-tenth of a percent, up or down. The Performance Fee Adjustment is made at the end of each calendar month, based on the performance of the Fund relative to the Index for the preceding twelve months, to determine the Investment Advisory Fee payable for that month. During the year ended December 31, 2008, the Adviser's base fee was increased by $28,222 under the Performance Fee Adjustment.

The Markman Global Build-Out Fund pays the Adviser a fee (Investment Advisory
Fee) calculated daily and paid monthly, at an annual rate of 0.60% of the Fund's average daily net assets.

EXPENSE LIMITATION AGREEMENT

The Adviser entered into an Expense Limitation Agreement with the Trust with respect to Markman Core Growth Fund's Class A Shares (the "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, Markman Capital agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Class A Shares of the Fund other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, was limited to 1.49% of the average daily net assets of the Class A Shares.

The Fund may at a later date reimburse the Adviser the management fees waived or limited and other expenses assumed and paid by Adviser pursuant to the Expense Limitation Agreement provided the Fund reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Class A Shares of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund would be made unless: (i) the total annual expense ratio of the Fund's Class A Shares was less than the percentage stated above; and (ii) the payment of such reimbursement had been approved by the Trust's Board of Trustees. The Adviser agreed to maintain the expense limitation with regard to Class A shares through May 1, 2008. No reimbursement was made to the Adviser for prior fees waived for the four-month period ended April 30, 2008, the date Class A Shares were exchanged into Class I Shares.

In the interest of limiting expenses of the Markman Global Build-Out Fund until September 15, 2009, the Adviser has entered into an expense limitation agreement with the Trust. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts payable pursuant to a plan adopted in accordance with the Rule 12b-1 under the 1940 Act, are limited to 0.95% of daily net assets.

Any fees withheld or voluntarily reduced and any Fund expenses absorbed by the Adviser pursuant to the agreed upon expense cap which are the Fund's obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon the Board of Trustees' review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

For the year ended December 31, 2008, the Adviser waived investment advisory fees of $164 and $5,395 for the Markman Core Growth Fund - Class A shares and Markman Global Build-Out Fund, respectively. In addition, the Adviser reimbursed $88,031 of other operating expenses of the Markman Global Build-Out Fund.

As of December 31, 2008, the Markman Global Build-Out Fund had the following amount (and year of expiration) subject to repayment to the Adviser:

Year fees
Waived/
expenses                                           Reimbursement
Reimbursed                                               Expires         Balance

2008                                                        2011       $  93,426
--------------------------------------------------------------------------------

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT

Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust and JPMorgan, JPMorgan supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Funds. JPMorgan coordinates the preparation of tax returns for the Funds, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. JPMorgan also calculates the daily net asset value per share and maintains the financial books and records of the Funds. For the performance of these services, the Funds pay JPMorgan an asset-based administrative fee and accounting fee, and a transfer agent fee based on the number of shareholder accounts. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage and supplies.

PLAN OF DISTRIBUTION

IFS Fund Distributors, Inc. (the "Distributor") acted as the Funds Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934 for the year ended December 31, 2008. The Distributor, which was the principal underwriter of the Funds shares, rendered its services to the Funds pursuant to a distribution agreement.

--------------------------------------------------------------------------------

The Markman Core Growth Fund adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimbursed the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Markman Core Growth Fund Class A Shares for expenses incurred in the promotion and distribution of Class A Shares of the Fund. These expenses included, but were not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments were made monthly. The 12b-1 fee included, in addition to promotional activities, the amount the Fund paid to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees were made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

UNDERWRITING AGREEMENT

IFS Fund Distributors, Inc. (the "Underwriter") was the Funds' principal underwriter and, as such, acted as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned $67 and $1,425 from underwriting and broker commissions on the sale of shares, respectively, for the year ended December 31, 2008 for Class A shares. During the year ended December 31, 2008, the Adviser paid no underwriting fees from its investment advisory fee. The Underwriting Agreement was terminated December 31, 2008.

COMPLIANCE SERVICES

The Trust has contracted with the Adviser to provide the Chief Compliance Officer to the Trust, subject to approval by the Board of Trustees. The Chief Compliance Officer and his or her designees perform the duties and responsibilities in accordance with Rule 38a-1 under the 1940 Act. The Chief Compliance Officer, among other things, oversees an annual review of the policies and procedures of the Trust and its service providers and provides a summary report of his or her findings to the Board of Trustees. The Chief Compliance Officer's compensation is paid by the Adviser and the Trust reimburses the Adviser for such costs.

In addition, the Trust has contracted with JPMorgan to provide certain compliance services on behalf of the Trust. Subject to the direction of the Trustees of the Trust, JPMorgan developed and assisted in implementing a compliance program for JPMorgan on behalf of the Funds and; provides administrative support services to the Funds Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from the Trust.

AFFILIATED INVESTMENTS

The Markman Core Growth Fund may invest in the Markman Global Build-Out Fund, subject to compliance with Rule 12d1-2 of the 1940 Act, and consistent with its investment stragegy. To the extent that the Markman Core Growth Fund is invested in the Markman Global Build-Out Fund, the Adviser will be paid additional fees from the Markman Global Build-Out Fund that will not be waived or reimbursed, except pursuant to the Expense Limitation Agreement currently in place with respect to the Fund.

A summary of the Markman Core Growth Fund's investment in the Markman Global Build-Out Fund, for the period ending December 31, 2008, is noted below:

                                                                  Share Activity

Balance 9/15/08                                                              --

Purchases                                                               141,223

Sales                                                                   (29,032)

Balance 12/31/08                                                        112,191

Dividends                                                         $          --

Realized Losses                                                   $    (165,639)

Value 12/31/08                                                    $   1,591,993
--------------------------------------------------------------------------------

As of December 31, 2008, one intermediary and the Markman Core Growth Fund were the record owners of 57% and 37%, respectively, of the shares of the Markman Global Build-Out Fund.

================================================================================
4. Capital Share Transactions

Proceeds and payments from capital share transactions as shown on the Statements of Changes in Net Assets are the result of the following capital share transactions:

                                                  Markman Core             Markman Global
                                                  Growth Fund              Build-Out Fund
                                           -----------------------------    ------------
                                                 For the         For the         For the
                                              Year Ended      Year Ended    Period Ended
                                            December 31,    December 31,    December 31,
                                                 2008(a)         2007(b)         2008(c)
Shares sold                                           --              --         340,957
Shares issued in reinvestment
   of distributions to shareholders                   --              --             208
Shares redeemed                                       --              --         (40,499)
                                            ------------    ------------    ------------
Net increase (decrease) in
  shares outstanding                                  --              --         300,666
Shares outstanding, beginning of year                 --              --              --
                                            ------------    ------------    ------------
Shares outstanding, end of year                       --              --         300,666
                                            ============    ============    ============
Class I
Shares sold                                      267,065         760,960              --
Shares redeemed                               (1,094,657)       (889,072)             --
                                            ------------    ------------    ------------
Net increase (decrease) in
  shares outstanding                            (827,592)       (128,112)             --
Shares outstanding, beginning of year          4,209,668       4,337,780              --
                                            ------------    ------------    ------------
Shares outstanding, end of year                3,382,076       4,209,668              --
                                            ============    ============    ============
Class A
Shares sold                                       13,982              --              --
Shares redeemed                                  (36,576)         22,594              --
                                            ------------    ------------    ------------
Net increase (decrease)
  in shares outstanding                          (22,594)         22,594              --
Shares outstanding, beginning of period           22,594              --              --
                                            ------------    ------------    ------------
Shares outstanding, end of period                     --          22,594              --
                                            ============    ============    ============

(a) Except for Class A Shares, which represents the period from the beginning of the fiscal year (January 1, 2008) through the date Class A shares were exchanged into Class I shares (April 30, 2008).

(b) Except for Class A Shares, which represents the period from commencement of operations (May 1, 2007) through December 31, 2007.

(c) Represents the period from commencement of operations (September 15, 2008) through December 31, 2008.

--------------------------------------------------------------------------------

5. Revolving Credit Agreement

Effective February 25, 2008, the Trust entered into a Revolving Credit Agreement ("the Agreement") on behalf of the Markman Core Growth Fund with the Fund's custodian, first ammended on March 27, 2008. Under the Agreement, the Fund may borrow up to $15 million. Proceeds from such borrowings will be used only for the Fund's daily cash needs as a temporary measure for extraordinary or emergency purposes, or for clearance of transactions, including without limitation the payment of redemptions occurring after the Fund's cash funds have already been committed to overnight investments and which might otherwise require the untimely disposition of the Fund's portfolio securities, or to finance the purchase (on an interim basis) of portfolio securities.

As required by the Agreement, the Fund must designate securities as being pledged as collateral for the amounts outstanding under the Agreement.

The collateral value shall equal the actual fair market value of the securities as determined by the Fund in good faith multiplied by the applicable collateral percentage as set forth below:

Types of                     Collateral
Priority                     Securities                               Percentage
--------------------------------------------------------------------------------
First                        Cash balances                                  100%

Second                       U.S. Treasury Securities                        95%

Third                        U.S. Government                                 95%
                             Agency Securities

Fourth                       Equity Securities                               75%

Fifth                        Municipal Securities                            75%
--------------------------------------------------------------------------------

The securities pledged as collateral are denoted as such on the Portfolio of Investments.

As of December 31, 2008, the Fund has $1,273,191 outstanding under the Borrowing Agreement.

6. Commitments and Contingencies

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.


Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE MARKMAN MULTIFUND TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Markman MultiFund Trust, comprised of the Markman Core Growth Fund and the Markman Global Build-Out Fund (collectively, the "Funds"), as of December 31, 2008, the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds in the Markman MultiFund Trust at December 31, 2008, the results of their operations for the year or period then ended and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


                                                                Cincinnati, Ohio
                                                               February 27, 2009

Additional Notes December 31, 2008, (Unaudited)
--------------------------------------------------------------------------------

DIVIDENDS RECEIVED DEDUCTION

For corporate shareholders, 100% of the dividends paid by the Markman Global Build-Out Fund during the year ended December 31, 2008, qualify for the corporate dividends received deduction.

PROXY VOTING GUIDELINES

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge, upon request, by calling 952-920-4848. They are also available on the Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing
(i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 952-920-4848. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).**

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2008" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                             Net Expense Ratio          Beginning               Ending        Expenses Paid
                                    Annualized      Account Value        Account Value     Six Months Ended
                             December 31, 2008       July 1, 2008    December 31, 2008   December 31, 2008*

Markman Core Growth Fund
   Class I     Actual                    3.34%       $   1,000.00         $     727.10         $      14.50
                             ------------------------------------------------------------------------------
   Class I     Hypothetical              3.34%       $   1,000.00         $   1,008.35         $      16.86
   ========================================================================================================
Markman Global Build-Out Fund
               Actual                    0.95%       $   1,000.00         $     710.30         $       2.40
                             ------------------------------------------------------------------------------
               Hypothetical              0.95%       $   1,000.00         $   1,011.95         $       2.82
   ========================================================================================================

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or 366] (to reflect the one-half year period).


** This example is based on an investment of $1,000 invested at the beginning of the period July 1, 2008 through December 31, 2008, except for the Markman Global Build-Out Fund, which reflects the period from the commencement of operations (September 15, 2008) through December 31, 2008.

Approval of Management Agreement
--------------------------------------------------------------------------------

MARKMAN GLOBAL BUILD-OUT FUND

The Board of Trustees, and by a separate vote, the Trustees who are not considered to be "interested persons" of the Trust or the Adviser as defined in the Investment Company Act of 1940 (the "Independent Trustees"), initially approved an amendment to the Management Agreement between the Trust and the Adviser with respect to the Markman Global Build-Out Fund (the "Fund") at a meeting held on August 5, 2008.

In determining whether to approve the amended Management Agreement, the Board of Trustees evaluated information furnished by the Adviser that the Board deemed necessary to determine whether approval of the Management Agreement with respect to the Fund was in the best interests of the Fund and its shareholders. In making the recommendation to approve the amendment to the Management Agreement, the Board of Trustees gave careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the nature, extent and the quality of the services to be provided to be rendered to the Fund by the Adviser, including the history, reputation, qualification and background of the Adviser as well as the qualifications of its key personnel; (2) the investment performance of other funds advised by the Adviser; (3) the level of fees to be paid to the Adviser as compared to similar mutual funds; (4) the cost of services to be provided and the anticipated profits to be realized by the Adviser from its relationship with the Trust; and (5) the possible economies of scale that could be realized due to Fund growth and whether fee levels reflect such economies of scale for the benefit of shareholders.

Prior to voting, the Independent Trustees reviewed the proposed amended Management Agreement with respect to the Fund with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed amended Management Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed amended Management Agreement in a private session with counsel at which no representatives of management were present. The Independent Trustees also took into account information that they had previously received and discussed with management with respect to the Fund at a special telephonic Board meeting held on June 20, 2008.

In considering the nature, extent and quality of services to be provided by the Adviser, the Board of Trustees reviewed the investment advisory and other services provided to the Trust and its shareholders, and the Adviser's personnel. The Board of Trustees considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board of Trustees took into account its familiarity with the Adviser's management through Board meetings, conversations and reports with respect to the Markman Core Growth Fund. The Board of Trustees also took into account the Adviser's compliance policies and procedures. The Board of Trustees also discussed the financial condition of the Adviser. The Board of Trustees also considered the Adviser's role in coordinating the activities of the Trust's other service providers, as well as the services that the Adviser would provide to the Fund's shareholders.

In considering performance of comparable funds, the Board of Trustees took into account the unique nature of the Fund's investment strategy. The Board of Trustees also took into account management's discussion of the performance of securities over different periods within the relevant sectors that the Fund would invest. The Board of Trustees also considered the performance of the Markman Core Growth Fund, the other investment company in the Trust, noting its overall strong performance relative to both its Lipper and Morningstar peer groups and against the S&P 500 Index and the Russell 1000 Growth Index over various periods. The Board of Trustees also noted that the Board would review on a quarterly basis information about the Fund's performance results, portfolio composition and investment strategy.

The Board of Trustees took into account that the Adviser would be entering into an expense limitation agreement with respect to the Fund pursuant to which the Fund's annual operating expenses would be capped at 0.95% through September 15, 2009. Among other information, the Board of Trustees also compared the anticipated advisory fees and total expense ratio for the Fund with the average advisory fees and net expense ratios of other funds in the Fund's anticipated Morningstar category. The Board of Trustees took into account that the Fund's proposed management fee and anticipated net expense ratio (after taking into account management fee waivers/expense reimbursements) would be below the median of the Morningstar global stock funds category.

The Board also took into consideration the financial condition and anticipated profitability of the Adviser and any indirect benefits to be derived by the Adviser from the Adviser's relationship with the Fund. In considering the Adviser's profitability, the Board of Trustees reviewed the cost to the Adviser of providing services to the Fund, including that the Adviser had entered into an expense limitation agreement with respect to the Fund. The Board concluded that the Adviser has the financial wherewithal to perform the services under the Management Agreement and that the Adviser's level of profitability from its relationship with the Fund, if any, would be reasonable. The Board of Trustees concluded further that any indirect benefits the Adviser would derive from its relationship with the Fund are incidental to the estimated management fee the Adviser would earn.

The Board of Trustees considered the start-up nature of the Fund and the effect of any potential future growth on its expenses and performance, and determined that the proposed management fee structure was appropriate at this time. In this regard, the Board of Trustees noted that the Adviser would be capping the expenses of the Fund. The Board of Trustees also noted that if the Fund's assets increase over time, the Fund may also realize other economies of scale if assets increase proportionally more than certain other expenses.

In considering the approval of the amended Management Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as controlling and may have attributed different weight to different factors. Based upon their review and consideration of the information provided in the Board materials prior to this meeting and also distributed at previous meetings, as well as their familiarity with the Adviser through the Board of Trustees' meetings throughout the years, the Board of Trustees reached the following conclusions regarding the Management Agreement with respect to the Fund, among others: (A) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Management Agreement with respect to the Fund; (B) the Adviser maintains appropriate compliance programs; and (C) the Fund's anticipated advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser. Based on their conclusions, the Board of Trustees determined that approval of the amendment to the Management Agreement would be in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)
--------------------------------------------------------------------------------

Listed below are the Trustees and principal officers of the Markman MultiFund Trust (the "Trust").

                                                                                                         Number of             Other
                                                                                                     Portfolios in     Directorships
                           Position(s)                                                                Fund Complex   Held by Trustee
                           Held With      Term of Office(1) and    Principal Occupation(s)             Overseen by       Outside the
Name/Address/Age           Trust          Length of Time Served    During Last 5 yrs                       Trustee      Fund Complex
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

Robert J. Markman(2)       Chairman of    Since Inception          President, Treasurer and                      2               N/A
6600 France Ave. South     the Board                               Secretary of Markman
Edina, MN 55435            and President                           Capital Management, Inc.
Age: 57

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

(2) Mr. Markman is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment adviser to the
Trust and, accordingly, as investment adviser to the Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Number of             Other
                                                                                                     Portfolios in     Directorships
                           Position(s)                                                                Fund Complex   Held by Trustee
                           Held With      Term of Office(1) and    Principal Occupation(s)             Overseen by       Outside the
Name/Address/Age           Trust          Length of Time Served    During Last 5 yrs                       Trustee      Fund Complex
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

Susan Gale Levy            Trustee        Since Inception          Real Estate Advisor,                          2               N/A
6600 France Ave. South                                             Equitable Realty.
Edina, MN 55435
Age: 56
------------------------------------------------------------------------------------------------------------------------------------
Melinda S. Machones        Trustee        Since Inception          Director of Technology                        2        St. Luke's
6600 France Ave. South                                             and Strategy, Duluth                                    Hospital;
Edina, MN 55435                                                    New Tribune; Self-employed                             St. Luke's
Age: 54                                                            management and technology                             Foundation;
                                                                   consultant; Director of                                  Marshall
                                                                   Information Technologies,                                  School
                                                                   The College of St. Scholastica.
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Monahan         Trustee        Since Inception          Vice President-External                       2               N/A
6600 France Ave. South                                             Relations, Ecolab.
Edina, MN 55435
Age: 58

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

------------------------------------------------------------------------------------------------------------------------------------
                           Position(s)
                           Held With      Term of Office and        Principal Occupation(s)
Name/Address/Age           Trust          Length of Time Served     During Last 5 yrs
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:

Judith E. Fansler          Secretary      Since Inception           Chief Operations Officer,
6600 France Ave. South     Treasurer      Since May 2003            Markman Capital Management, Inc.
Edina, MN 55435            Chief
                           Compliance
Age: 57                    Officer        Since October 2004
------------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 800-707-2771.

Authorized for distribution only if preceded or accompanied by a current prospectus.

Investment Adviser                                 Shareholder Services
Markman Capital Management, Inc.                   c/o JPMorgan Chase Bank, N.A.
6600 France Avenue South                           P.O. Box 5354
Minneapolis, Minnesota 55435                       Cincinnati, Ohio 54201-5354
Telephone: 952-920-4848                            Toll-free: 800-707-2771
Toll-free: 800-395-4848


Stay Informed
--------------------------------------------------------------------------------

Check for net asset values and more Portfolio/Strategy Updates online

www.markman.com

For up-to-the-minute net asset values and account values, call the PriceLine

800-536-8679

For a prospectus, application forms, assistance in completing an application, or general administrative questions, call our HelpLine

800-707-2771

These forms are available:

o     Account Application
o     IRA/Roth Application
o     IRA transfer request
o     Systematic Withdrawal Plan Request
o     Automatic Investment Request
o     Company Retirement Account Application
o     403(b) Plan and Application

The minimum direct investment is $5,000. If you want to invest less than $5,000, you may purchase Markman Funds through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman Funds through these discount brokers.

For additional forms or answers to any questions just contact Markman Funds between the hours of 8:30 AM and 5:30 PM EST, toll-free
800-707-2771.

          Markman
           FUNDS

  6600 France Avenue South
Minneapolis, Minnesota 55435

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officers and principal financial officers. During the period covered by this report, no amendments were made to the provisions of the code of ethics, nor did the registrant grant any waivers, including any implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Michael J. Monahan is the registrant's "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

a) Audit Fees. Audit fees totaled $44,500 and $27,800 in the fiscal years ended December 31, 2008 and December 31, 2007, respectively, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-related fees totaled $4,000 and $0 in the fiscal years ended December 31, 2008 and December 31, 2007, respectively. The fees for 2008 related to post-audit update for the interim N-1A filing.

(c) Tax Fees. Fees for tax compliance services totaled $6,800 and $3,200 in the fiscal years ended December 31, 2008 and December 31, 2007, respectively.

(d) All Other Fees. There were no other fees for the fiscal years ended December 31, 2008 or December 31, 2007.

(e) (1) Audit Committee Pre-Approval Policies. The registrant's Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Audit Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Audit Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e) (2) None of the services described in paragraphs (b) through (d) of Item 4 were approved by the registrant's Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $6,800 for the fiscal year ended December 31, 2008 and $3,200 for the fiscal year ended December 31, 2007.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report under Item 1 of this report.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are designed to ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure. The foregoing conclusions are qualified to the extent any of the registrant's disclosure controls and procedures may be associated with the items described below under Item 11(b).

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting. However, as discussed below, subsequent to December 31, 2008, the registrant has enhanced its internal control over financial reporting.

Management of the registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A registrant's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the registrant; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the registrant are being made only in accordance with authorizations of management and trustees of the registrant; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the registrant's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency exists in internal control over financial reporting when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the registrant's annual or interim financial statements will not be prevented or detected on a timely basis.

Prior to the filing of this report, the following control deficiency in regard to the accrual process, that was determined to be a material weakness, as defined above, was identified in the registrant's internal control over financial reporting. The registrant's control procedures related to the review and analysis of expenses and expense accruals did not operate effectively to appropriately account for certain overdraft charges in the registrant's Markman Core Growth Fund (the "Fund"). For the period October 1, 2007 through March 18, 2008, charges on overdraft amounts incurred by the Fund had not been identified or accrued in the daily net asset value ("NAV") of the Fund and upon identification, subsequently, were incorrectly expensed. As a result, such expenses were not fully and promptly accrued before the end of the year. In addition, a NAV per share analysis was not performed on March 18, 2008 to correct the underaccrual of overdraft charges. A NAV analysis was performed and the dilutive impact to the Fund and its shareholders was corrected subsequent to December 31, 2008.

Subsequent to December 31, 2008, the registrant's internal control over financial reporting was also revamped and expanded to operate effectively as a safeguard against any such further occurrences.


Item 12. Exhibits.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on March 3, 2006 with Form N-CSR for period ending December 31, 2005 and is hereby incorporated by reference.

(a)(2) The certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Markman MultiFund Trust

By (Signature and Title)

/s/ Robert J. Markman
--------------------------------------
Robert J. Markman
President

Date: March 11, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Markman
--------------------------------------
Robert J. Markman
President

Date: March 11, 2009

By (Signature and Title)

/s/ Judith E. Fansler
--------------------------------------
Judith E. Fansler
Treasurer and Chief Financial Officer

Date: March 11, 2009